Exhibit 99.26

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-F

KEY PERFORMANCE FACTORS
March 31, 1999



        Expected B Maturity                                         6/17/02


        Blended Coupon                                              6.4123%



        Excess Protection Level
          3 Month Average   6.28%
          March, 1999   6.82%
          February, 1999   6.15%
          January, 1999   5.86%


        Cash Yield                                  19.18%


        Investor Charge Offs                         5.12%


        Base Rate                                    7.24%


        Over 35 Day Delinquency                      4.94%


        Seller's Interest                            6.34%


        Total Payment Rate                          14.77%


        Total Principal Balance                     $40,628,355,078.94


        Investor Participation Amount               $706,000,000.00


        Seller Participation Amount                 $2,576,435,560.45